Exhibit 2.1

INSTRUMENT OF TRANSFER

Hong Kong Gewang Holdings Group Limited

I (We)

GAO YISHA YANG

 of

ROOM 1702, JINCHENG JIANGUO APARTMENT, NO.5, JIANGUOMEN in consideration of the
NORTH STREET, DONGCHENG DISTRICT, BEIJING CITY, CHINA.

Sum of HKD Dollars

TEN THOUSAND

paid to me (us) by (name in full)

Biotechnology International Holding Ltd

(occupation)

CORPORATION

of (full address)

OMC Chamber, Wickhmas Cay, 1 Road Town, Tortola, British Virgin Island.

(hereinafter called “the said Transferee”) do hereby transfer to the said Transferee the

TEN THOUSAND

 Shares numbered

10,000

standing in my (our) name in the Register of

Hong Kong Gewang Holdings Group Limited

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I (we) hold the same at the time of execution hereof. And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the

- 2 APR 2015

Witness to the signature(s) of

Name

Address

GAO YISHA YANG

Transferor

Witness to the signature(s) of

For and on behalf of

Biotechnology International Holding Ltd

Name

Address

Authorized Signature(s)

China Gewang: Instrument of Transfer:300299599_1

Biotechnology International Holding, Ltd

Transferee

China Gewang: Instrument of Transfer:300299599_1

SOLD NOTE

Name of Purchaser (Transferee):

Biotechnology International Holding, Ltd

Address:

OMC Chamber, Wickhmas Cay, 1 Road Town, Tortola, British Virgin Island.

Occupation:

CORPORATION

Name of Company in which the shares to be transferred:

Hong Kong Gewang Holdings Group Limited

Number of Shares:

TEN THOUSAND

 of HKD

-1.00-

 each.

Consideration Received: HKD Dollars

TEN THOUSAND

(HKD 10,000.00)

GAO YISHA YANG

(Transferor)

Hong Kong, Dated

- 2 APR 2015

BOUGHT NOTE

Name of Seller (Transferor):

GAO YISHA YANG

Address:

ROOM 1702, JINCHENG JIANGUO APARTMENT, NO.5, JIANGUOMEN NORTH STREET, DONGCHENG DISTRICT, BEIJING CITY, CHINA.

Occupation:

MERCHANT

Name of Company in which the shares to be transferred:

Hong Kong Gewang Holdings Group Limited

Number of Shares:

TEN THOUSAND

 of HKD

-1.00-

 each.

Consideration Paid: HKD Dollars

TEN THOUSAND

(HKD 10,000.00)

For and on behalf of

Biotechnology International Holding Ltd

Authorized Signature(s)

Biotechnology International Holding Ltd.

(Transferee)

China Gewang: Instrument of Transfer:300299599_1